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                                                                  Exhibit 10.7

                              AMENDED AND RESTATED
                              --------------------

                MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT
                ------------------------------------------------

                  This Amended and Restated Management and Administrative Services Agreement (this "Agreement"), dated as of July 18, 2000, is entered into by and between SEACOR SMIT Inc., a Delaware corporation ("SEACOR"), and Chiles Offshore LLC, a Delaware limited liability company (to be renamed "Chiles Offshore Inc." following its conversion into a corporation and herein referred to as "Chiles").

                             W I T N E S S E T H :

                  WHEREAS, SEACOR has been providing the services of Dick H. Fagerstal, Vice President-Finance and Treasurer, of SEACOR ("Mr. Fagerstal"), to assist in the management and administration of Chiles;

                  WHEREAS, the parties hereto desire that (i) SEACOR continue to provide the services of Mr. Fagerstal to Chiles, (ii) SEACOR provide additional management or administrative services to Chiles from time to time as needed, and
(iii) SEACOR and Chiles formalize their agreement with respect thereto;

                  WHEREAS, the parties have previously formalized their agreement with respect thereto in the Management and Administrative Services Agreement, dated as of February 27, 1998 (the "Original Services Agreement"); and

                  WHEREAS, the parties hereto desire to amend and restate the Original Services Agreement in its entirety as provided in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                     MANAGEMENT AND ADMINISTRATIVE SERVICES
                     --------------------------------------

                  1.1 SEACOR agrees to continue to provide the services of Mr. Fagerstal to Chiles substantially in accordance with current practice. At the conclusion of each calendar month, SEACOR shall render an invoice to Chiles for its fee for such services, which fee shall be equal to $15,000 if Mr. Fagerstal devoted substantially all of his business time and attention to the business of Chiles during the applicable month and shall be proportionately reduced to the extent that Mr. Fagerstal devotes a portion of his business time and attention to other business matters during such month. Chiles shall pay to SEACOR the amount of each such monthly invoice promptly following receipt thereof.

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                  1.2 Subject to prior agreement between SEACOR and Chiles as to the specific nature and extent of services to be provided by SEACOR and the compensation to be paid to SEACOR therefor, SEACOR shall furnish, or cause its affiliates to furnish, Chiles with such additional services as may be mutually agreed upon from time to time by the parties hereto (such services together with the services of Mr. Fagerstal referred to in Section 1.1 being referred to collectively as "Management Services").

                                   ARTICLE II

                          COMPENSATION & REIMBURSEMENT
                          ----------------------------

                  2. In consideration for any Management Services provided in accordance with Article I hereof, it is contemplated that Chiles shall pay SEACOR fees that do not exceed fees charged by unrelated persons for comparable services. Except as provided in Section 1.1, SEACOR and Chiles shall agree upon the compensation to be paid to SEACOR by Chiles on or prior to SEACOR's provision of such services; PROVIDED, HOWEVER, in the event that, at Chiles' request, SEACOR provides Management Services to Chiles in the absence of an agreement on compensation, Chiles agrees to pay to SEACOR fees equal to the reasonable value of the Management Services provided. Chiles further agrees to reimburse SEACOR for all reasonable out-of-pocket expenses incurred in connection with any Management Services provided hereunder promptly following receipt of documentation thereof.

                                   ARTICLE III

                                      TERM
                                      ----

                  3. This Agreement shall commence on the date hereof and shall continue until terminated by either party hereto upon not less than 180 days' prior written notice of termination to the other party; PROVIDED, HOWEVER, that the provisions of Article VI hereof shall continue in full force and effect following any such termination.

                                   ARTICLE IV

                                  FORCE MAJEURE
                                  -------------

                  4. If, at any time during the term hereof SEACOR is unable to perform (whether in whole or in part) any of its obligations under this Agreement by reason of the occurrence of any event or series of events beyond its control, then, in such case, the performance of such obligations shall be suspended to the extent and during the time that such performance is so affected; PROVIDED, HOWEVER, that SEACOR has notified Chiles promptly of such circumstances and has used its best efforts to perform its obligations hereunder. Compensation payable by Chiles to SEACOR for Management Services pursuant to this Agreement shall be proportionately reduced to the extent of the non-performance by SEACOR of its obligations as provided in this Section 4.

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                                    ARTICLE V

                           OTHER ACTIVITIES OF SEACOR
                           --------------------------

                  5. It is hereby acknowledged and understood that officers and employees of SEACOR (including, without limitation, Mr. Fagerstal) may be subject to conflicts in the allocation of management and administrative time, services or functions between Chiles and other entities to which services of the nature contemplated by this Agreement are provided. Nothing set forth in this Agreement is intended to, nor shall anything set forth in this Agreement operate to, restrict SEACOR, its officers or its employees from providing to other entities management and administrative services of the nature contemplated by this Agreement.

                                   ARTICLE VI

                            INDEMNIFICATION OF SEACOR
                            -------------------------

                  6.1 Chiles hereby agrees, to the fullest extent permitted by law, to indemnify and hold harmless SEACOR, its officers, directors, employees, agents and "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) (collectively, for the purposes of this Article VI, the "SEACOR Indemnitees") from and against, any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including, without limitation, reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which a SEACOR Indemnitee may be involved, or threatened to be involved, as a party or otherwise, arising out of, based upon or relating to the provision of Management Services by SEACOR hereunder (collectively, the "Indemnified Matters"), except for any such Indemnified Matters that are adjudged by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of SEACOR.

                  6.2 For purposes of this Article VI, the termination of any proceeding by settlement shall not, of itself, create a presumption that any SEACOR Indemnitee acted in a manner which constituted gross negligence, bad faith or willful misconduct; PROVIDED, HOWEVER, that a SEACOR Indemnitee shall neither settle, nor arrange for or stipulate to the settlement of, any Indemnified Matters without the prior written consent of Chiles, which consent shall not be unreasonably withheld or delayed. It is hereby acknowledged that any SEACOR Indemnitee's right to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which a SEACOR Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to its successors, assigns and legal representatives.

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                                   ARTICLE VII

                                     NOTICE
                                     ------

                  7. All notices, requests, demands and other communications provided for by this Agreement shall be made in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, return receipt requested, postage prepaid, or given in person or by telecopy and confirmed by telecopy answerback, to the following addresses of the parties hereto or to such changed address as such party may have specified by like notice:

                  If to SEACOR, to:

                  SEACOR SMIT Inc.
                  1370 Avenue of the Americas, 25th Flr.
                  New York, NY 10019
                  Attention:  Chief Financial Officer
                  Telecopy Number:  (212) 582-8522

                  If to Chiles to:

                  Chiles Offshore LLC
                  11200 Westheimer, Suite 410
                  Houston, TX 77042-3227
                  Attention: President
                  Telecopy Number:  (713) 339-3888

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

                  8.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior contracts, arrangements or understandings between them with respect to such subject matter. This Agreement may not be modified or amended in any manner other than by an instrument in writing signed by each party hereto, or its respective successors or assigns, or otherwise as provided herein.

                  8.2 CHOICE OF LAW. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles thereof governing conflicts of laws.

                  8.3 SUCCESSORS AND ASSIGNS. Except as otherwise specifically provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

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                  8.4 CAPTIONS. Captions contained in this Agreement are
inserted only as a matter of convenience and are not intended to define, limit or extend the scope or intent of this Agreement or any provision hereof.

                  8.5 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  8.6 COUNTERPARTS. This Agreement may be executed and delivered in counterparts, each of which shall be deemed to constitute an original but both of which taken together as a whole shall constitute but one and the same instrument.

                  8.7 WAIVERS. No provision of this Agreement shall be deemed to have been waived unless such waiver is made in writing, and no such waiver with respect to any breach or default hereunder shall be deemed or construed to be a waiver of any other breach or default of the same provision or any other provision of this Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and delivered by their representatives thereunto duly authorized as of the day and year first above written.

                              SEACOR SMIT INC.

                              By:   /s/  Randall Blank
                                 -----------------------------------------
                                       Name: Randall Blank
                                       Title: Executive Vice President and
                                                Chief Financial Officer

                              CHILES OFFSHORE LLC

                              By:   /s/  William Chiles
                                 -----------------------------------------
                                       Name: William Chiles
                                       Title: President and Chief
                                                Executive Officer


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